SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - JULY 19, 2001
                        (Date of Earliest Event Reported)



                                 SIX FLAGS, INC.

             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-9789



               Delaware                                13-3995059
--------------------------------------------------------------------------------
        (State of Incorporation)           (I.R.S. Employer Identification No.)

       11501 Northeast Expressway
        Oklahoma City, Oklahoma                          73131
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(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (405) 475-2500



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Item 5.  Other Events
-------  ------------

                  The information set forth in the press release issued by Six Flags, Inc. on July 18, 2001, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

         (c)      Exhibits.

                  99.1     Press Release of Six Flags, Inc., dated July 18,
                           2001.











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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIX FLAGS, INC.



                                       By:   /s/ James M. Coughlin
                                          -----------------------------------
                                          Name:  James M. Coughlin
                                          Title: General Counsel

Date:  July 19, 2001










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

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

99.1                  Press Release, dated July 18, 2001.

















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